UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 5, 2008
3COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12867	94-2605794
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
350 Campus Drive
Marlborough, Massachusetts
01752
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (508) 323-1000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure
     3Com updated its previously-issued financial guidance for its first quarter of fiscal year 2009 in the press release attached hereto as Exhibit 99.1, which information is hereby incorporated by reference into this Item 7.01.
     The information in Item 7.01 of this Form 8-K and the exhibit attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Safe Harbor
This Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our revised financial guidance. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements, including, without limitation, risks relating to our ability to meet our guidance; and other risks detailed in our filings with the SEC, including those discussed in our annual report filed with the SEC on Form 10-K for the year ended May 30, 2008. 3Com Corporation does not intend, and disclaims any obligation, to update any forward-looking information contained in this Form 8-K or with respect to the announcements described herein.
ITEM 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Description

99.1	Text of Press Release, dated August 5, 2008, titled “3Com Raises Guidance for First Quarter of FY 2009.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION

Date: August 5, 2008	By:	/s/ Jay Zager Jay Zager
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Press Release, dated August 5, 2008, titled “3Com Raises Guidance for First Quarter of FY 2009.”